Exhibit 99.1

REPAY Appoints Zach Sadek to its Board of Directors

Board Strengthened with Independent Director with Significant Industry Experience

ATLANTA – (BUSINESS WIRE) – July 13, 2026 – Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of bill payment solutions, today announced that Zachary F. Sadek has been appointed to its Board of Directors, effective immediately.

Mr. Sadek is a Senior Partner at Parthenon Capital Partners, an affiliate of one of the Company’s largest stockholders, PCP Managers II L.P. (“Parthenon Capital”), a growth-oriented private equity firm that partners with management teams to develop and implement bold strategic visions to make companies leaders in their markets. He brings more than two decades of experience investing in and advising companies across the payments, financial technology, business services and software sectors.

“We are pleased to welcome Zach to the REPAY Board,” said Peter J. Kight, Chairman of the Board of Directors. “Zach brings deep experience across the payments and financial technology industries, together with significant board and investment experience. We also value the perspective he brings from Parthenon Capital, one of REPAY’s largest stockholders, as we continue to focus on executing our strategy and creating long-term value for all stockholders.”

“I appreciate the opportunity to join the REPAY Board,” said Mr. Sadek. “Parthenon Capital has been a long-term, supportive stockholder of REPAY and believes REPAY has established a strong market position and differentiated payments platform. I look forward to working collaboratively with my fellow directors and the management team to create long-term value for all stockholders.”

The appointment of Mr. Sadek expands the Board to seven directors, six of whom qualify as independent within the meaning of the independent director guidelines of NASDAQ.

Mr. Sadek is being appointed in connection with a cooperation agreement between the Company and Parthenon Capital, following constructive engagement. The full agreement will be filed as an exhibit to a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”). The agreement reflects a shared commitment to driving improved performance and creating long-term value for REPAY stockholders.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology provides a comprehensive end-to-end platform offering digital payments, bill design & presentment, and communication services for clients, while enhancing the overall experience for consumers and businesses.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s strategy, growth opportunities, the successful integration of KUBRA and the Company’s ability to create long-term stockholder value. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control. The factors disclosed in REPAY’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and those identified elsewhere in this communication could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements.

Actual results, performance or achievements and the timing of events may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.

Investor Relations Contact

ir@repay.com

Media Contact

Phil Denning and Gabriel Hasson, ICR

Phil.Denning@icrinc.com / Gabriel.Hasson@icrinc.com

Source: Repay Holdings Corporation